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                                                                    Exhibit 99.I
                                                                    ------------


                    AGREEMENT REGARDING THE JOINT FILING OF
                                  SCHEDULE 13D

                         ______________________________


The undersigned hereby agree as follows:

     (i) Each of them is individually eligible to use the Schedule 13D to which this Exhibit is attached, and such Schedule 13D is filed on behalf of each of them; and

     (ii) Each of them is responsible for the timely filing of such Schedule 13D and any amendments thereto, and for the completeness and accuracy of the information concerning such person contained therein; but none of them is responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate.

Date:  July 5, 2000                 BAIN CAPITAL FUND V, L.P.
                                    BAIN CAPITAL FUND V-B, L.P.

                                    By:  Bain Capital Partners V, L.P.
                                           its general partner

                                           By: Bain Capital Investors V, Inc.,
                                                 its general partner

                                           By: /s/ Stephen G. Pagliuca
                                               ----------------------------
                                                Name:   Stephen G. Pagliuca
                                                Title:  Managing Director

                                           BCIP ASSOCIATES
                                           BCIP TRUST ASSOCIATES, L.P.


                                           By: /s/ Stephen G. Pagliuca
                                               ----------------------------
                                                Name:   Stephen G. Pagliuca
                                                Title:  Authorized Partner